UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22530

Salient MLP & Energy Infrastructure Fund
(Exact name of registrant as specified in charter)

4265 San Felipe, Suite 800, Houston, TX 77027
(Address of principal executive offices) (Zip code)
(Name and address of agent for service)

John A. Blaisdell
4265 San Felipe, Suite 800, Houston, TX 77027
(Name and address of agent for service)

713-993-4675
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  February 28, 2014

Item 1. Schedule of Investments.

Salient MLP & Energy Infrastructure Fund
Consolidated Schedule of Investments
February 28, 2014
(Unaudited)
	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies - 147.9%

Coal - 2.2%
United States - 2.2%
Alliance Holdings GP, L.P. (1)(2)(3)	76,686	$4,769,869

Crude/Natural Gas Production - 5.2%
United States - 5.2%
Memorial Production Partners LP (1)(2)(3)	276,393	6,174,620
Western Gas Equity Partners, LP (2)	115,944	4,983,273
		11,157,893

Crude/Refined Products Pipelines - 46.9%
United States - 46.9%
Arc Logistics Partners LP (2)	147,522	2,972,568
Crestwood Midstream Partners, L.P. (2)(3)	198,333	4,440,676
Enbridge Energy Management, L.L.C. (2)(4)	710,160	18,996,781
Kinder Morgan, Inc. (2)	168,559	5,368,604
Kinder Morgan Management, LLC (2)(3)(4)	266,510	18,602,382
Magellan Midstream Partners, L.P. (1)(2)(3)	193,600	13,100,912
Plains All American Pipeline, L.P. (1)(2)(3)	309,020	16,739,613
Plains GP Holdings, L.P. (2)	390,292	10,928,176
Rose Rock Midstream, L.P. (2)(3)	136,300	5,304,796
Summit Midstream Partners, LP (2)(3)	133,373	5,412,276
		101,866,784

Electric Utilities - 3.6%
United States - 3.6%
NRG Yield, Inc. (2)	203,423	7,766,690

Natural Gas Gathering/Processing - 40.1%
United States - 40.1%
Atlas Energy, L.P. (2)(3)	29,353	1,246,035
Crosstex Energy, Inc. (2)	178,796	7,443,277
Crosstex Energy, L.P. (2)(3)	130,219	4,022,465
DCP Midstream Partners, LP (2)(3)	103,200	5,036,160
EMG Utica I Offshore Co-Investment, L.P. (3)(5)(6)(7)(8)	7,000,000	7,418,447
Linn Co LLC (2)	485,430	14,800,761
MarkWest Energy Partners, L.P. (2)(3)	102,089	6,518,383
NGL Energy Partners, LP (2)(3)(5)(6)	305,000	11,028,678
Targa Resources Corp. (2)	134,364	13,001,061
Targa Resources Partners L.P. (2)(3)	131,705	7,071,241
Williams Companies, Inc.	231,096	9,544,265
		87,130,773

Natural Gas/Natural Gas Liquids Pipelines - 29.3%
United States - 29.3%
Buckeye Partners, L.P. (3)	58,830	4,308,121
El Paso Pipeline Partners, L.P. (1)(2)(3)	187,620	5,637,981
Energy Transfer Equity, L.P. (1)(2)(3)	375,302	16,381,932
Enterprise Products Partners L.P. (1)(2)(3)	394,088	26,447,246
EQT Midstream Partners, LP (2)(3)	61,745	4,069,613
ONEOK, Inc. (2)	115,269	6,817,009
		63,661,902

Oil, Gas & Consumable Fuels - 1.6%
United States - 1.6%
AIM Water LLC (3)(5)(6)(7)	3,000,000	3,536,064
		3,536,064

Refined/Marketed Transportation Fuels - 1.4%
United States - 1.4%
CVR Energy, Inc.	77,862	3,063,870
		3,063,870

Shipping - 13.6%
Bermuda - 4.8%
Golar LNG Partners LP (2)	346,779	10,476,194
United Kingdom - 1.7%
Seadrill Partners LLC (2)	112,593	3,536,546
United States - 7.1%
Capital Product Partners L.P. (2)(3)	821,413	8,838,404
Dynagas LNG Partners, LP (2)	181,159	3,951,078
Navios Maritime Partners, L.P. (2)	156,076	2,668,900
		29,471,122

Transportation Infrastructure - 4.0%
United States - 4.0%
Macquarie Infrastructure Company LLC (2)	160,586	8,700,549
		8,700,549

Total Master Limited Partnerships and Related Companies (Cost $241,246,778)		$321,125,516

	Principal Amount/Shares
Corporate Bonds - 0.9%		Fair Value
Natural Gas Gathering/Processing - 0.9%
United States - 0.9%
American Energy - Utica, 7.50%, 03/01/2021 (4)(9)	$2,000,000	$2,001,556

Total Corporate Bonds (Cost $2,000,000)		$2,001,556

Short-Term Investment - 2.6%
United States Investment Company - 2.6%
Invesco Short-Term Treasury Portfolio Fund - Institutional Class, 0.01% (1) (Cost $5,634,641)	5,634,641	$5,634,641

Total Investments - 151.4% (Cost $248,881,419)		328,761,713

Credit Facility - (49.0%) (10)		(106,400,000)
Other Assets and Liabilities - (2.4%)		(5,245,164)

Total Net Assets Applicable to Common Shareholders - 100.0%		$217,116,549

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

(1)	All or a portion of these securities are held by the Salient MLP & Energy Infrastructure Fund, Inc. (the "Subsidiary") the wholly owned C-Corporation.

(2)
All or a portion of these securities are held as collateral pursuant to the line of credit agreement. As of February 28, 2014 the total value of securities held as collateral for the line of credit agreement was $260,635,362.

(3)	Non-income producing security.

(4)	Distributions are paid-in-kind.

(5)
Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represents 5.82% of net assets applicable to common shareholders. See note to Consolidated Schedule of Investments for further information.

(6)
Restricted security is exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See note 2 to Consolidated Schedule of Investments for further information.

(7)
Security has been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees and represents 5.05% of net assets applicable to common shareholders. See note 2 to Consolidated Schedule of Investments for further information.

(8)	Affiliated investment for which ownership exceeds 25% of partners' capital.

(9)
Security exempt from registration under Rule 144A of the Securities Act of 1933. This Security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2014, the aggregate value of this security was $2,001,556, representing 0.9% of net assets. This security has been deemed liquid based on procedures approved by the Board of Trustees.

(10)	A portion of this credit facility is maintained in the Subsidiary. See footnote 4 in the notes to Consolidated Schedule of Investments for further information.

See accompanying Notes to Consolidated Schedule of Investments

Salient MLP & Energy Infrastructure Fund
Consolidated Schedule of Investments
February 28, 2014
(Unaudited)

Written Call Options held at February 28, 2014

Written Call Options	Expiration Date	Strike Price	Agreements	Fair Value
Buckeye Partners, L.P.	March 2014	75.00	588	$44,100
Williams Companies, Inc.	March 2014	41.00	2,309	152,394

Total Written Call Options (Premiums received $406,161)			2,897	$196,494

Salient MLP & Energy Infrastructure Fund
Consolidated Schedule of Investments, continued
February 28, 2014
(Unaudited)

Futures Contracts held at February 28, 2014

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Index	March 2014	105	$(9,751,875)	$(224,438)
WTI Crude (1)	April 2014	153	(15,696)	(275,979)

			$(9,767,571)	$(500,417)

Salient MLP & Energy Infrastructure Fund
Consolidated Schedule of Investments, continued
February 28, 2014
(Unaudited)

Open Total Return Swap Agreements at February 28, 2014 - Short Positions

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Salient MLP1 Basket (1)	Morgan Stanley	2/22/2016	49,432,685	(653,282)

			$49,432,685	$(653,282)
(1) This position is held by the Salient MLP & Energy Infrastructure Fund, Inc. (the "Subsidiary") The whollyowed C-Corporation.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Schedule of Investments
February 28, 2014
(Unaudited)

(1)   ORGANIZATION

Salient MLP & Energy Infrastructure Fund (the “Fund”),  a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 25, 2011 as a non-diversified, closed-end management investment company.   The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series.  The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMF.”

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of master limited partnerships (“MLPs”) and energy infrastructure companies.

The board of trustees (each member thereof a “Trustee” and, collectively the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Adviser”) to manage the Fund’s portfolio and operations. The Adviser is a Texas limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Fund’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.  However, based on experience, management expects the risk of loss to be remote.

The Fund may invest up to 25% of its total assets in the Salient MLP & Energy Infrastructure Fund, Inc. a wholly owned subsidiary (the “Subsidiary”) that was formed on May 2, 2011. The Subsidiary, which is organized under the laws of the state of Delaware, is controlled by the Fund, and is therefore consolidated in the Fund’s Consolidated Schedule of Investments.  The Fund invests in the Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Fund” includes both the Fund and the Subsidiary.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Schedule of Investments, continued
February 28, 2014
(Unaudited)

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a)   BASIS OF ACCOUNTING

These Consolidated Schedule of Investments has been prepared in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”), and reflects the financial position of the Fund and its Subsidiary on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation.

(b)   CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c)   PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis.  Realized gains and losses are reported using the specific identification cost basis.

(d)   INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by U.S. Bancorp Fund Services, LLC, the Fund’s independent administrator (“Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of the Fund’s valuation policies.

The Board has authorized the Adviser, to establish a valuation committee of the Adviser (“Adviser Valuation Committee”).  The function of the Adviser Valuation Committee, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Fund’s Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Schedule of Investments, continued
February 28, 2014
(Unaudited)

Investments currently held by the Fund are valued as follows:

●
SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES – In general, the Fund values those securities at their last sale price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be the mean of the closing “bid” and ”ask” prices on the valuation day on the relevant exchange.  Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION – Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value.  Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount.Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period.  Equity securities are typically categorized as Level 1 or 2 in the fair value hierarchy based on the level of inputs utilized in determining the value of such investments.

●
DERIVATIVES – Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options that are listed on a securities exchange are generally valued at the closing “bid” and “ask” prices for options held long and short, respectively on the valuation date and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported, the position valued at the last sales price on the valuation date. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Independent Administrator will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask prices provided by an independent pricing service.  If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date.  If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Independent Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically ategorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

●
SECURITIES NOT ACTIVELY TRADED – The value of securities, derivatives or synthetic securities that are not generally traded on an exchange are determined by obtaining quotes from broker that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures.  In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.  Securities for which independent pricing services are not available are valued at fair value pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

●
INVESTMENT FUNDS – Investments in investment limited partnerships and shares in unregistered investment funds (“Investment Funds”) for which a market value is not available will generally be valued using the partner’s capital or net asset value ("NAV") as a practical expedient, as reported by the investment fund managers or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed.  The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds.  Investment Funds are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon liquidity.

●
OTHER – Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board.  Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports.  If events occur that affect the value of the Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures.  Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy based upon the level of inputs utilized in determining the value of such investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Schedule of Investments, continued
February 28, 2014
(Unaudited)

(e)   FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars.  Foreign currency amounts are translated into U.S. dollar amounts at current exchange rates on the date of valuation.  Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f)    MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies.  The Fund and Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock.  To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities.  Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.  An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).  The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company.  The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.  The Fund’s investments in MLPs consist only of limited partner or member interests ownership.  The MLPs themselves generally do not pay U.S. federal income taxes.  Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).  Currently, most MLPs operate in the energy and/or natural resources sector.

(g)   RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act.  Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business.  Certain restricted securities may be resold in transaction exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Adviser  Therefore, not all restricted securities are considered illiquid.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Schedule of Investments, continued
February 28, 2014
(Unaudited)

The restricted securities held at February 28, 2014 are identified below and are also presented in the Fund’s Consolidated Schedule of Investments.

Security	% of Net Assets	Acquisition Date	Total Cost	Shares/Units	Fair Value
AIM Water LLC*	1.6%	March 7, 2012	$3,000,000	3,000,000	$3,536,064
EMG Utica I Offshore Co-Investment, L.P*	3.4	February 22, 2013	7,000,000	7,000,000	7,418,447
NGL Energy Partners, LP**	0.8	September 30, 2013	1,410,000	47,000	1,673,598
	5.8%		$11,410,000	$10,047,000	$12,628,109
*	Security has been deemed illiquid by the Adviser.
**	Security has been deemed liquid by the Adviser.

(h) AFFILIATED INVESTMENT FUNDS

The 1940 Act defines affiliates as those issuers in which a fund holds 5% or more of the outstanding voting securities but does not own enough of the outstanding voting securities of the issuer to have control (as defined by the 1940 Act) of that issuer.  The following is a summary of the investment in other affiliates for the period ended February 28, 2014.

Security	Fair Value November 30, 2013	Cost of Purchases	Proceeds from Sales	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation (Depreciation)	Interest/ Dividend Income	Fair Value February 28, 2014
EMG Utica I Offshore Co-Investment, L.P.	$7,418,447	$-	$-	$-	$-	$-	$7,418,447

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Schedule of Investments, continued
February 28, 2014
(Unaudited)

(i)    USE OF ESTIMATES

The preparation of the Consolidated Schedule of Investments in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Consolidated Schedule of Investments.  Actual results could differ from those estimates and such differences may be significant.

(j)    DERIVATIVE INSTRUMENTS

All open derivative positions at period end are reflected in the Fund’s Consolidated Schedule of Investments.  The following is a description of the derivative instruments that the Fund has utilized as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS – The Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders.  Options are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments.  A call option on an equity security is a contract that gives the holder of such call option the right to buy the equity underlying the call option from the writer of such call option at a specified price at any time during the term of the option.  At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option.  If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price.  As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

The fund had the following transactions in written options during the period ended February 28, 2014, are as follows:

	Number of Contracts	Premiums
Options Outstanding at November 30, 2013	-	$-
Options written	7,515	773,474
Options exercised	-	-
Options expired	-	-
Options covered	(4,618)	(367,313)
Options Outstanding at February 28, 2014	2,897	$406,161

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Schedule of Investments, continued
February 28, 2014
(Unaudited)

FUTURES CONTRACTS – The Fund invests in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). A portion of the initial margin is restricted as to its use. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the fluctuations in the value of the underlying security. The underlying securities are not physically delivered. The Fund recognizes a gain or loss equal to the variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts and interest rate risk related to bond futures contracts) and exposure to loss. The face or contract amounts reflect the extent of the total exposure the Fund has in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Fund to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

SWAP AGREEMENTS – The Fund invests in swap agreements, primarily credit default and total return swaps, as a part of its hedging strategy to manage credit and market risks. As of February 28, 2014, the Fund invested in total return swap agreements.

A credit default swap agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Fund is usually a net buyer of credit default swap agreements.

The Fund as a buyer of a credit default swap  would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

A total return swap agreement is a bilateral financial contract agreements where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return.  A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset.  The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments.  In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest.  The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under the swap agreement if the counterparty fails to perform.   Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference assets. The Fund may use various techniques to minimize credit risk including early termination or reset and payment.  Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

During the period from December 1, 2013 through February 28, 2014, the Fund’s direct investments in derivatives consisted of written call options, future contracts, and TRS agreements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Schedule of Investments, continued
February 28, 2014
(Unaudited)

The following is a summary of the fair value of derivative instruments held directly by the Fund as of February 28, 2014, and where such derivatives are recorded.

	Liabilities
	Unrealized Loss on Swap Agreements	Written Call Options at Fair Value	Unrealized Depreciation on Futures Contracts

Equity Risk Exposure:
Futures Contracts	$-	$-	$224,438
Written Call Options	-	196,494	-
Total Return Swap Agreements	653,282
Commodity Risk Exposure:
Futures Contracts	-	-	275,979

(k)   CFTC REGULATION

       On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool.  The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substitute compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

       With respect to the Fund, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CFTC Regulation 4.5 of the Commodity Exchange Act (the “CEA”).  As such, the Fund is not currently subject to registration or regulation as a commodity pool operator under the CEA.

(m)  PROPOSED TAX REGULATIONS

       On August 2, 2013, the Internal Revenue Service (“IRS”) issued proposed regulations which, if adopted in their current form, would require the Fund to aggregate investment holdings of the Subsidiary with its direct investment holdings for purposes of determining whether more than 25% of its total assets are invested in the securities of qualified publicly traded partnerships, which includes MLPS. The proposed regulations would not impact Fund investments in affiliates of MLPs or other Energy Infrastructure Companies structured as domestic corporations. If the proposed regulations are adopted and finalized in their current form, the Fund would reduce its overall investment in MLPs, whether held in the Fund directly or held by the Subsidiary, to no more than 25% of the Fund’s total assets. The Fund would otherwise continue to pursue its current investment objective and strategies.

       The IRS proposed regulations have no immediate impact on the current operations of the Fund, and will not affect the ability of the Fund to qualify as a RIC for tax purposes in the current year. The IRS had requested comments on the proposed regulations, with the comment period ending October 31, 2013. The IRS received a number of comments on the proposal from issuers and trade associations. IRS action on the proposal remains uncertain.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Schedule of Investments, continued
February 28, 2014
(Unaudited)

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value.  The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments.

•	Level 2 - investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•
Level 3 - investments with significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) or Investment Funds that cannot be fully redeemed at the NAV in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or lock-up periods greater than quarterly.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.  The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available or are deemed unreliable are valued at fair value as determined in good faith by the Adviser Valuation Committee.  Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale of for which there is no currently available price at the close of the NYSE.  A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement.  Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments are fair, consistent, and appropriate.  The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Fund’s Board approved valuation procedures by the Administrator.  The Adviser valuation committee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.  The Adviser Valuation Committee is comprised of various Fund personnel which include members from the Fund’s portfolio management, accounting, and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Schedule of Investments, continued
February 28, 2014
(Unaudited)

The following is a summary categorization as of February 28, 2014, of the Fund's investments based upon the three levels defined above.  The breakdown by category of equity securities is disclosed in the Consolidated Schedule of Investments.

	Level 1		Level 2		Level 3		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Investments
Corporate Bonds	2,001,556	-	-	-	-	-	2,001,556	-
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	78,038,728	-	1,673,598	-	7,418,447	-	87,130,773	-
Oil, Gas, & Consumable Fuels	-	-	-	-	3,536,064	-	3,536,064	-
Other Master Limited Partnerships and Related Companies	230,458,679	-	-	-	-	-	230,458,679	-
Money Market Fund	5,634,641	-	-	-	-	-	5,634,641
Written Call Options	-	(196,494)	-	-	-	-	-	(196,494)
Future Contracts	-	(500,417)	-	-	-	-	-	(500,417)
Equity Swap Agreements	-	-	-	(653,282)	-	-	-	(653,282)
Total	316,133,604	(696,911)	1,673,598	(653,282)	10,954,511	-	328,761,713	(1,350,193)
^
Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as investment securities, such as written options, futures contracts and swap agreements. These investments are generally presented in the Consolidated Schedule of Investments at the unrealized gain or loss on the investment, or at fair value for written options.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of February 28, 2014.

Type of Assets	Fair value as of February 28, 2014	Valuation Technique(s)	Liquidity of Investments	Adjustments To Fair Value**

Master Limited Partnerships and Related Companies
AIM Water LLC	$3,536,064	NAV as Practical Expedient*	Quarterly or Greater	None

EMG Utica I Offshore Co-Investment, L.P.	7,418,447	NAV as Practical Expedient*	Quarterly or Greater	None

Total Investments	$10,954,511
*	Unobservable valuation input.
**	Fair value may be adjusted if underlying fund reports a NAV as of a date other than the Fund’s measurement date, or if underlying fund is not reporting its investments at fair value.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Schedule of Investments, continued
February 28, 2014
(Unaudited)

The Fund discloses transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, or 3 for the period ended February 28, 2014. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	Balance as of November 30, 2013	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of February 28, 2014
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$7,418,447	$-	$-	$-	$-	$7,418,447
Oil & Gas Field Services	$3,536,064	-	-	-	-	$3,536,064
Total Investments	$10,954,511	$-	$-	$-	$-	$10,954,511

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Notes to Consolidated Schedule of Investments, continued
February 28, 2014
(Unaudited)

(4)   CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of America Merrill Lynch which provides a secured revolving $93,000,000 credit facility.  Borrowings under the Agreement are secured by investments as detailed in the Fund’s Consolidated Schedule of Investments.  The Agreement provides for a commitment fee of 0.25% per annum on any unused amount on the credit facility plus interest accruing on any borrowed amounts at the one month London Interbank Offered Rate (LIBOR) plus 0.75% per annum.  The average principal balance and weighted average interest rate for the period from December 1, 2013 through February 28, 2014 was approximately $87,000,000 and 0.91%, respectively. At February 28, 2014, the principal balance outstanding was $92,000,000 at an interest rate of 0.91%.

The Subsidiary maintains a line of credit agreement (the “Sub Agreement”) with Bank of America Merrill Lynch which provides a secured revolving $41,000,000 credit facility.  Borrowings under the Sub Agreement are secured by investments as detailed in the Fund’s Consolidated Schedule of Investments.  The Sub Agreement provides for a commitment fee of 0.25% per annum on any unused amount on the credit facility plus interest accruing on any borrowed amounts at the one month LIBOR plus 0.75% per annum.  The average principal balance and weighted average interest rate for the period from December 1, 2013 through February 28, 2014 was approximately $10,200,000 and 0.91%, respectively. At February 28, 2014, the principal balance outstanding was $14,400,000 at an interest rate of 0.91%.

(5)   FEDERAL INCOME TAXES

       The Fund’s tax cost as of February 28, 2014, was $XX, resulting in accumulated net appreciation of $XX, consisting of $XX in gross unrealized appreciation and ($XX) in gross unrealized depreciation.

(6)   RISK CONSIDERATIONS

       The following summary of certain common principal risk factors is not meant to be comprehensive of all the Fund’s risks.

(a)   GENERAL MARKET RISK

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

(b)   CONCENTRATION RISK

The Fund’s investment portfolio will be concentrated in MLPs and energy infrastructure companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

(c)   LEVERAGE RISK

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

(d)   DERIVATIVES RISK

The Fund may purchase and sell derivative instruments (including options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

(e)   COUNTERPARTY RISK

The Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to a contract dispute, insolvency, liquidity or other causes, which could subject the Fund to substantial losses. This risk is increased the fewer counterparties the Fund works with. The Fund will experience counterparty risk in its use of certain over-the-counter derivatives and in its use of financial leverage. The risks associated with over-the-counter derivative instruments may be materially different from those associated with transactions executed on a regulated market and cleared through a counterparty, where a risk of a counterparty default is mitigated by clearing organization guarantees, daily mark-to market and settlement. In these transactions, there will often be only one counterparty, which will increase counterparty risk.  Counterparty defaults may negatively impact the Fund’s transactions and may encumber collateral the Fund may have put up to such defaulting counterparty.

The Fund will be subject to the risk of the inability of counterparties to perform with respect to transactions, whether due to a contract dispute, insolvency, liquidity or other causes, which could subject the Fund to substantial losses.  This risk increases and becomes more concentrated as the number of Fund counterparties decreases.  Counterparty risk also increases with the Fund's use of certain over-the-counter derivatives, which lack some of the safeguards afforded on a regulated exchange.  Counterparty default may have a negative impact beyond the value of the contract as it could lead to the encumbrance of Fund collateral.

Item 2. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Salient MLP & Energy Infrastructure Fund

By (Signature and Title) /s/ Greg A. Reid
 Greg A. Reid, President & Chief Executive Officer

Date 04/24/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Greg A. Reid
 Greg A. Reid, President & Chief Executive Officer

Date 04/24/2014

By (Signature and Title) /s/ John E. Price
 John E. Price, Treasurer & Chief Financial Officer

Date 04/24/2014